                                                              EXHIBIT (b)(3)

                                                      AM INTERNATIONAL, INC.

                                                                CONFIDENTIAL


               Presentation to the Board of Directors
               of AM International, Inc.




               October 29, 1996



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                                                      AM INTERNATIONAL, INC.


Table of Contents

     I    Review of Proposed Transaction

     II   Review of Sale Process

     III  Business and Valuation Issues

          -   Summary of Fiscal 1996 Projections and Actual Results

          -   Summary Review of 1997 Budget and Current Strategy

          -   Fiscal 1997-1999 Projections

          -   Review of Liabilities

          -   Review of Working Capital Deficit

     IV   Valuation Analysis

          -   Analysis of AMI Transaction Enterprise Value

          -   Transaction Multiples

          -   Precedent Acquisition Analysis

          -   Comparable Public Company Analysis

          -   Stock Price Trading History

          -   Summary of Valuation Analysis

     V    Conclusions

     Exhibits

     A.   Sale Process Details

     B.   Selected Information on Precedent Acquisitions

     C.   Selected Information on Comparable Companies


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                                                      AM INTERNATIONAL, INC.


               SECTION I




               Review of Proposed Transaction





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                                                      AM INTERNATIONAL, INC.

Review of Proposed Transaction

     - AM Acquisition, Inc. (the "Buyer"), a corporation formed by affiliates of Pacholder Associates, Inc., proposes to purchase (the "Transaction") all of the outstanding shares of AM International, Inc. ("AMI" or the "Company") for $5.00 per share in cash (the "Transaction Consideration"). It is contemplated that Thomas D. Rooney and A. Carl Mudd will own an equity interest in the Buyer.

     -  One-step cash merger

     -  Summary of key terms
        -  Fiduciary out
        -  Breakup of expenses plus $1.0 million
        -  Reps and warranties terminate at closing
        -  Closing conditions
           -  Solvency opinion
           -  No "material adverse change"
        -  Termination date

     -  Contemplated sources of Buyer financing

        -  Minimum equity investment of $2.0 million
        - Acquisition facility of $35.0 million provided by one or more institutional lenders
        - Working Capital facility of $15.0 million provided by institutional lenders


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
                                                      AM INTERNATIONAL, INC.


               SECTION II




               Review of Sale Process





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                                                      AM INTERNATIONAL, INC.



Review of Sale Process - Summary of Contacts

                                                     CORPORATE  FINANCIAL
                                                      BUYERS     BUYERS    TOTAL
                                                     ---------  ---------  -----
- Parties Contacted                                      24        63       87
                                                         ==        ==       ==
- Parties that Were Not Interested or Gave No
  Response                                               17        32       49

- Parties Who Executed Confidentiality and Were
  Not Interested                                          5        28       33

- Preliminary Indications of Interest Received            2         3(1)     5
                                                         --        --       --
                                                         24        63       87
                                                         ==        ==       ==


(1)  Excludes Financial Bidder #1.


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                                                      AM INTERNATIONAL, INC.


Review of Sale Process - Summary of Indications

($ IN MILLIONS, EXCEPT PER SHARE DATA)


                                                 FINAL
                                              INDICATION
                     PRELIMINARY  SUBSEQUENT  (ENTERPRISE    PER SHARE
      BIDDER         INDICATION   INDICATION    VALUE)         PRICE                  COMMENTS
-------------------  ----------   ----------  ----------     ---------      -------------------------------------
Buyer                    $25         $16          $23(1)       $5.00        (1) Enterprise value derived from
                                                                                $5.00 per share offer assuming net
                                                                                debt of ($11.9) (e.g. excess cash)

Financial Bidder #1       --        2 - 9        2 - 9(2)   2.00 - 3.00     (2) Enterprise value derived from
                                                                                $2.00 - $3.00 per share offer

Corporate Bidder #1    20 - 25        15           15 (3)   2.00 - 3.00(3)  (3) Corporate Bidder #1 preferred
                                                                                asset deal at $15 million but
                                                                                offered "less attractive" stock deal
                                                                                at $2.00 - $3.00 per share.  Asset
                                                                                deal had implied equity value of
                                                                                approximately $3.82 per share,
                                                                                versus stock deal at $2.00-$3.00 per
                                                                                share

Corporate Bidder #2    20 - 30        15       Withdrawn     Withdrawn          Withdrawn after acquisition in the
                                                                                industry fell through

Financial Bidder #2    20 - 30    Withdrawn    Withdrawn     Withdrawn          Withdrawn after initial due diligence

Financial Bidder #3    20 - 23    Withdrawn    Withdrawn     Withdrawn          Withdrawn after initial due diligence



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
                                                      AM INTERNATIONAL, INC.




               SECTION III

               Business and Valuation Issues



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                                                      AM INTERNATIONAL, INC.


Summary of Fiscal 1996 Projections and Actual Results

($ IN THOUSANDS)



                                               PROJECTED FISCAL YEAR ENDED JULY 31, 1996
                                  -----------------------------------------------------------------------
                                                  OFFERING
                                    INITIAL      MEMORANDUM
                                  PROJECTIONS    PROJECTIONS    PROJECTIONS    PROJECTIONS    PROJECTIONS
                                 AS OF 7/10/95  AS OF 11/1/95  AS OF 1/26/96  AS OF 3/19/96  AS OF 5/13/96   ACTUAL
                                 -------------  -------------  -------------  -------------  -------------  --------
MULTIGRAPHICS - NORTH AMERICA

Revenue(1)                          $169,774       $175,200       $174,237       $154,765      $143,245     $137,981

EBIT(1)(2)                          $    830       $  2,000       $  2,278       $      0         ($740)     ($8,189)



(1)  Includes Canadian operations and excludes Japan.
(2) Prior to corporate and restructuring charges, non-operating costs and non-recurring items.



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                                                      AM INTERNATIONAL, INC.




Summary Review of 1997 Budget and Current Strategy


                            1997 BUDGET                       CURRENT STRATEGY
                   ------------------------------     -----------------------------------
KEY ASSUMPTIONS:   - Curtailment of manufacturing     - Operate Xeikon profitably or exit

                   - Steady supplies business         - "Harvest" service

                   - "Harvest" service                - Grow base supplies business

                   - Xeikon breakeven                 - Supply acquisitions

                                                      - Realize cost savings

                                                      - Eliminate redundant systems

ISSUES AND RISKS:  - Systems transitions              - Xeikon relationship and viability

                   - Management and personnel         - Competition for the supply business

                   - Canada restructuring             - Ability to transition outside salesforce

                   - Xeikon                           - Acquisitions are unidentified

                                                      - Cost savings are unidentified



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

                                                      AM INTERNATIONAL, INC.


Fiscal 1997-1999 Projections(1)



                   PROJECTED INCOME STATEMENT

($ in millions)                       FISCAL YEARS ENDED JULY 31,
                                  -------------------------------------
                                   1996A    1997       1998      1999
                                  -------  -------  ---------   -------
REVENUES
--------
Supplies / Pre-Press                        $40.3     $ 43.7     $ 46.8
Service                                      39.2       35.3       32.3
Xeikon                                       11.9       14.7       17.5
                                            -----     ------     ------
Existing Operations Revenues                 91.3       93.7       96.6
Acquisitions                                  3.3       25.0       55.0
                                  ------    -----     ------     ------
TOTAL REVENUES                    $138.0     94.6      118.7      151.6


OPERATING INCOME
----------------
Base Income                                   1.6        1.6        1.6
Supplies/ Pre-Press                            --        0.7        1.3
Service                                        --       (1.0)      (1.7)
Xeikon                                         --        0.3        0.6
Acquisitions                                  0.3        2.5        5.5

COST REDUCTIONS
---------------
SG&A Reductions                                --        1.1        2.2
Eliminate Redundant Systems                    --        0.6        0.6
                                  ------    -----     ------     ------
EBIT - Multigraphics                (8.2)     1.9        5.8       10.1
Corporate Expense                    3.5      2.0        2.0        2.0
                                  ------    -----     ------     ------
CONSOLIDATED EBIT                  (11.7)    (0.1)       3.8        8.1
Depreciation and Amortization        2.0      1.9        1.9        1.9
                                  ------    -----     ------     ------
CONSOLIDATED EBITDA               $ (9.7)   $ 1.8     $  5.7     $ 10.0



                       ADJUSTED INCOME STATEMENT

($ in millions)                            FISCAL YEARS ENDED JULY 31,
                                           ----------------------------
                                            1997       1998      1999
                                           -------  ---------   -------
EBITDA as projected                         $ 1.8     $ 5.7      $10.0
Less:
  Unidentified SG&A Reductions                 --      (1.1)      (2.2)
  Xeikon Projected Growth                      --      (0.3)      (0.6)
  Acquisitions                               (0.3)     (2.5)      (5.5)

"Adjusted" EBITDA                           $ 1.4     $ 1.8      $ 1.7


Due to the numerous revisions to the 1996 projections, the risks associated with the Company's current strategic plan and the uncertainty of the Company's future projections, we have determined not to rely on the estimates of AMI's future financial performance in our analysis.

(1) 1996 includes Canada; 1997-1999 includes revenues from Canada but no significant operating profit contributions. 1996 EBIT and EBITDA are prior to corporate and restructuring charges, non-operating costs and non-recurring items.


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                                                          AM INTERNATIONAL, INC.

Review of Liabilities

($ in millions)



                                                                       COMPONENTS OF TRANSACTION ENTERPRISE VALUE
                                                               ---------------------------------------------------------

                                                                            RESTRUCTURING    OTHER LONG-TERM
                                                 AT 7/31/96    TOTAL DEBT      RESERVE         LIABILITIES      CASH
                                                 ----------    ----------   -------------    ---------------   ---------
LIABILITIES

CURRENT LIABILITIES
Short-term debt
---------------
    Revolver                                       $ 5.4
    CP capital leases                                1.2
    ST prepetition liabilities                       7.7
Total short-term debt                               14.3          14.3

Accounts payable (net of overdue A/P of $6.0mm)      9.4
Service contract deferred income                    12.9

Other current liabilities
-------------------------
    Payroll related (non-restructuring)              8.9(1)
    Other accrued (non-restructuring)                8.0(2)
                                                 ----------
    Subtotal                                        16.9
                                                 ----------
    Restructuring reserve                           14.3(3)                     14.3
                                                 ----------
Total other current liabilities                     31.2
                                                 ----------

TOTAL CURRENT LIABILITIES                           67.8

Long-term debt (capital lease obligations)           2.5           2.5
Prepetition liabilities                              6.0           6.0
Other long-term liabilities                         13.2(4)                                       13.2

TOTAL LIABILITIES                                  $89.5         $22.8         $14.3             $13.2          $49.0(5)
                                                 ==========    ==========   =============    ===============   =========


(1) (2) (3) (4) (5) See next page for explanation of notes.



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                                                          AM INTERNATIONAL, INC.






Review of Liabilities - Notes





(1)  PAYROLL RELATED (VACATION/HOLIDAY SALARY, INSURANCE, SEVERANCE PAY, ETC.) IS $8.9 MILLION.

(2)  OTHER ACCRUED/NON-RESTRUCTURING IS COMPRISED OF THE FOLLOWING:
     (a) Interest                                                                                       $ 1.4
     (b) Income tax reserve                                                                               1.2
     (c) Product liability insurance reserve                                                              1.0
     (d) Other (sales tax audit, warranty, deferred tax liability, property tax, legal fees, etc.)        4.4
                                                                                                        -----
     Total non-restructuring reserves included in other current liabilities                             $ 8.0

(3)  RESTRUCTURING RESERVE IS COMPRISED OF THE FOLLOWING:
     (a) International                                                                                  $ 5.7
     (b) Severance                                                                                        5.9
     (c) Change in control payments                                                                       1.3
     (d) Other (bankruptcy, other Rosemont shut down, idle facility)                                      1.5
                                                                                                        -----
     Total restructuring reserves included in other current liabilities                                 $14.3

(4)  OTHER LONG-TERM LIABILITIES ARE COMPRISED OF THE FOLLOWING:
     (a) Postretirement benefits                                                                        $10.4
     (b) Pension retirement benefits                                                                      2.7
     (c) Other                                                                                            0.1
                                                                                                        -----
     Total other long-term liabilities                                                                  $13.2

(5)  CASH IS CALCULATED AS FOLLOWS:
     (a) Current cash on hand (at 7/31/96)                                                              $ 2.6
     (b) Proceeds from sale of Sheridan                                                                  50.0
     (c) Proceeds from sale of AM Japan                                                                  10.5
     (d) Heidelberg checkbook balance                                                                    (1.7)
     (e) Sheridan outstanding checks                                                                     (4.4)
     (f) Accounts payable paydown                                                                        (6.0)
     (g) Deal costs                                                                                      (2.0)
                                                                                                        -----
     Total cash                                                                                         $49.0



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
                                                          AM INTERNATIONAL, INC.


Review of Working Capital Deficit

($ IN MILLIONS)



                                                            AS OF 7/31/96
                                                            -------------
Accounts receivable, net                                       $ 19.8
Inventories, net                                                 11.6
Other current assets                                              1.1
Accounts payable (1)                                             (9.4)
Service contract deferred income                                (12.9)
Other current liabilities (excl. restructuring reserve)         (16.9)
                                                                 ----
WORKING CAPITAL DEFICIT                                         ($6.7)
                                                                 ====



-------------------
(1)  Net of $6.0 million of overdue accounts payable that were paid in Q1FY97.



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




                                                      AM INTERNATIONAL, INC.


                                   SECTION IV

                               Valuation Analysis




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


                                                      AM INTERNATIONAL, INC.





Analysis of AMI Transaction Enterprise Value(1)

($ IN MILLIONS)


                                            SCENARIO I  SCENARIO II  SCENARIO III
                                            ----------  -----------  ------------
Equity Value(2)                                 $ 35.2       $ 35.2        $ 35.2
Plus:  Total Debt                                 22.8         22.8          22.8
Less:  Cash(3)                                   (49.0)       (49.0)        (49.0)
                                                ------       ------        ------
 Subtotal                                          9.0          9.0           9.0
Plus:  Restructuring Reserve                      14.3         14.3          14.3
Plus:  Other Long-Term Liabilities                  --         13.2          13.2
Plus:  Working Capital Deficit(4)                   --           --           6.7
                                                ------       ------        ------
AMI Transaction Enterprise Value ("TEV")(5)     $ 23.3       $ 36.5        $ 43.2
                                                ======       ======        ======

---------------
(1)  Based on 7/31 balance sheet.
(2)  $5.00 per share times 7.0 million shares.
(3) Assumed cash reduced by $6.0 million, reflecting paydown of overdue payables which occurred in 1Q FY1997.
(4)  Adjusted for paydown of overdue payables.
(5)  Total Enterprise Value implied by $5.00 per share bid.




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


                                                      AM INTERNATIONAL, INC.
Transaction Multiples




                             SCENARIO I  SCENARIO II  SCENARIO III
                             ----------  -----------  ------------
AMI TEV                         $23.3        $36.5         $43.2
AMI TEV/
FY97 Revenue                     0.25x        0.39x         0.46x
FY97 EBITDA                      12.9         20.3          24.0
FY97 EBITDA - Base Business      16.6         26.1          30.9



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
                                                      AM INTERNATIONAL, INC.


Precedent Acquisition Analysis - Based on FY97 Projections


           MULTIPLES PAID IN SUPPLIES DISTRIBUTION TRANSACTIONS

                                        TOTAL ENTERPRISE VALUE/LTM
                                    -----------------------------------
TARGET COMPANY                      REVENUE      EBITDA          EBIT
---------------                     -------      -------         -----
United Stationers                     0.32x       7.9x           12.3x
Joyce Int'l(2)                        0.26        6.0            10.5
Reliable Corp(3)                      0.45         NA              NA
National Office Supply Co.            0.74         NM              NM
Eastman Office Prod. Corp.            0.72       10.7            14.5
Eastman Corp.                         0.50        5.9             7.0
OW Office Warehouse                   0.57         NM              NM
SDC Distribution Corp.                0.19        4.1             4.7
Boise Cascade Corp.                   0.23         NA              NA

         High                         0.74x      10.7x           14.5x
         Low                          0.19        4.1             4.7
         Median                       0.45        6.0            10.5
         Harmonic Mean                0.35        6.2             8.3

               IMPUTED VALUE OF AM INTERNATIONAL*

                     TOTAL ENTERPRISE VALUE
                          AT INDICATED
             MULTIPLES OF PROJECTED FY97 RESULTS(4)

                                            REVENUE MULTIPLE
                                       -------------------------
         ($ MILLIONS)                   0.32X       0.35X   0.39X
                                       -----       -----   -----
         Revenues - $94.6              $30.3       $33.1   $36.9

                                            EBITDA MULTIPLE
                                       --------------------------
                                         5.6X        6.2X    6.8X
                                       -----       -----   -----
         EBITDA - $1.8                 $10.1       $11.2   $12.2


                                              EBIT MULTIPLE
                                      --------------------------
                                         7.5X        8.3X    9.1X
                                       -----       -----   -----
         EBIT - $(0.1)                    NM          NM      NM


                    REFERENCE RANGE

ENTERPRISE VALUE  SCENARIO I  SCENARIO II  SCENARIO III
                  ----------  -----------  ------------
AS A MULTIPLE OF      $23.3      $36.5         $43.2
----------------
REVENUE                0.25X      0.39X         0.46X
EBITDA                 12.9X      20.3X         24.0X
EBIT                     NM         NM            NM

---------------
* Note that this value range is derived by applying a valuation multiple based on LTM operating results of comparable acquisitions to AMI's projected fiscal 1997 results. This method was used since reliable projected operating performance for the comparable acquisitions was not available. However, since multiples of forward results are typically lower than multiples of trailing results, the imputed valuation ranges may be overstated.
(1) Represents the service component of Eastman Kodak's Office Imaging business.
(2)  Represents the office products division of Joyce International.
(3)  Represents the Mail Office Supply business of Reliable Corp.
(4)  Multiple range is harmonic mean plus/minus 10%.

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

                                                      AM INTERNATIONAL, INC.

Comparable Public Company Analysis - Based on FY97 Projections




               MULTIPLES OF COMPARABLE PUBLIC COMPANIES

                                   TOTAL ENTERPRISE VALUE/LTM
                                --------------------------------
COMPARABLE COMPANY              REVENUE        EBITDA       EBIT
------------------              -------        ------       ----
AFP Imaging Corp.                 0.47x           6.6x       10.7x
Avery-Dennison                    1.27           10.3        14.2
Danka Business Systems            1.86           15.0        23.1
Oce Van Der Grinten               1.26            9.1        16.5
PRIMESOURCE CORP.                 0.20            7.1         9.7
Scitex Corp.                      0.40             NM          NM
        High                      1.86x          15.0x       23.1x
        Low                       0.20            6.6         9.7
        Median                    0.87            9.1        14.2
        Harmonic Mean             0.52            8.9        13.5

              IMPUTED VALUE OF AM INTERNATIONAL*

                    TOTAL ENTERPRISE VALUE
                         AT INDICATED
            MULTIPLES OF PROJECTED FY97 RESULTS(1)

                                         REVENUE MULTIPLE
                                     -------------------------
        ($ MILLIONS)                  0.47X       0.52X  0.57X
                                     ------      ------ ------
        Revenues - $94.6             $44.3       $49.2  $54.1


                                          EBITDA MULTIPLE
                                     -------------------------
                                       8.0X        8.9X   9.8X
                                     ------      ------ ------
        EBITDA - $1.8                $14.4       $16.0  $17.6

                                          EBIT MULTIPLE
                                     -------------------------
                                      12.2X       13.5X  14.9X
                                      -----       -----  -----
        EBIT - $(0.1)                   NM          NM     NM




                    REFERENCE RANGE

ENTERPRISE VALUE  SCENARIO I  SCENARIO II  SCENARIO III
                  ---------   -----------  ------------
AS A MULTIPLE OF    $23.3        $36.5         $43.2
---------------
REVENUE              0.25X        0.39X         0.46X
EBITDA               12.9X        20.3X         24.0X
EBIT                   NM           NM            NM




---------------
* Note that this value range is derived by applying a valuation multiple based on LTM operating results of comparable publicly traded companies to AMI's projected fiscal 1997 results. This method was used since reliable projected operating performance for the comparable publicly traded companies was not available. However, since multiples of forward results are typically lower than multiples of trailing results, the imputed valuation ranges may be overstated.
(1)  Multiple range is harmonic mean plus/minus 10%.


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

                                                      AM INTERNATIONAL, INC.



Stock Price Trading History


DATE                      CLOSING PRICE                   TRADING VOLUME
----                      -------------                   --------------
24-Oct-95                    $7.250                            #N/A
15-Dec-95                     6.313                               200
06-Feb-96                     4.188                            #N/A
01-Apr-96                     2.063                               500
22-May-96                     2.938                               100
16-Jul-96                     2.000                            #N/A
05-Sep-96                     2.750                             4,200
28-Oct-96                     2.500                            #N/A













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

                                                      AM INTERNATIONAL, INC.






Summary of Valuation Analysis

($IN MILLIONS)
               - Valuation analysis of AM International is based on the
                 following projections for fiscal 1997 financial performance:


               Revenues                 $94.6
               EBITDA(1)                  1.8
               EBIT(1)                   (0.1)

                                            ENTERPRISE
             VALUATION METHOD               VALUE RANGE  TEV/FY97 EBITDA
----------------------------------          -----------  ---------------
Precedent Acquisition Analysis               $10 - $12     5.6x - 6.8x
Comparable Public Company Analysis           $14 - $17     7.8x - 9.6x
PRIMESOURCE                                    $13             7.1x
Buyer Acquisition Consideration
                       Scenario I            $23.3            12.9x
                       Scenario II           $36.5            20.3x
                       Scenario III          $43.2            24.0x

---------------
(1)  Includes corporate expenses.

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

                                                      AM INTERNATIONAL, INC.



                                   SECTION V

                                  Conclusions






[BEAR STEARNS LOGO]

                                                      AM INTERNATIONAL, INC.





Conclusions

-    Proposed Transaction Consideration - $5.00 per share in cash

-    Clear best offer for AMI after full sale process

- Compares favorably to recent stock price trading history (Closing price of $2.75 on 10/28/96)

- The TEV/ EBITDA multiple of the proposed transaction compares favorably to the multiples of precedent acquisition and comparable companies even assuming a conservative Enterprise Value for the proposed Transaction and giving full credit to the 1997 projections (which due to uncertainties and risks cannot be relied upon).


                 - The Transaction Consideration is fair to the stockholders of AMI, other than the Buyer and its affiliates, including shareholders of the Buyer.






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

                                                          AM INTERNATIONAL, INC.

                EXHIBIT A



                Sale Process Details





[BEAR STEARNS LOGO]

                                                          AM INTERNATIONAL, INC.





Summary of Preliminary Indications of Interest

($ IN MILLIONS)


                             PRICE
       BIDDER             INDICATION             CAPITALIZATION                              COMMENTS/OTHER
---------------------     -----------        ------------------------       ----------------------------------------------
- Buyer                   - $25              - Debt                         - Customary due diligence
                                             - Equity                       - No approvals needed
                                                                            - Could close within 60-90 days from
                                                                              commencement of due diligence

- Financial Bidder #2     - $20 - $30        - Unspecified                  - Customary due diligence

- Corporate Bidder #1     - $20 - $25        - Unspecified                  - Subject to due diligence and review of
                                                                              post-closing balance sheet
                                                                            - Prepared to sign Purchase Agreement
                                                                              within 30 days and close by April 30, 1996.

- Corporate Bidder #2     - $20 - $30        - $10.0 - $20.0 cash           - Offer not subject to financing
                                             - $5.0 five-year interest      - Subject to no material change in financial
                                               only note                      condition of Company at closing
                                             - 5-year 25% profit share      - Interest based on industry acquisition
                                               in operating income >
                                               $3 mm subject to max of
                                               $5.0 mm.

- Financial Bidder #3     - $20 - $23(1)     - Bank financing               - Prepared to begin due diligence immediately
                                             - Equity                       - Subject to (i) review of all costs related to
                                                                              closure of European operations; and (ii) no
                                                                              material change in business

-----------------------
(1)  Revised indication.  Initial indication was $12.5 million.



[BEAR STEARNS LOGO]                                                      Page 17

                                                          AM INTERNATIONAL, INC.

Summary of Subsequent Indications of Interest

($ IN MILLIONS)



                             PRICE
       BIDDER              INDICATION                     COMMENTS/OTHER
---------------------      ----------                ------------------------------------------------
- Buyer                      - $26.3                 - Offer for stock of AMI at $5.00 per share.

- Financial Bidder #1        - $2-$9                 - $2.00-$3.00 per share.
                                                     - Preliminary oral indicaton.

- Corporate Bidder #1        - $15                   - Would consider $2.00-$3.00 per share for AMI.
                                                     - Dependent on further due diligence.

- Corporate Bidder #2        - $15                   - Dependent on due diligence.
                                                     - Contigent on closing an industry acquisition.
                                                     - Lost industry acquisition and withdrew from
                                                       process.

- Financial Bidder #2        - NA                    - Withdrew from process.

- Financial Bidder #3        - NA                    - Withdrew from process.







[BEAR STEARNS LOGO]                                                      Page 18

                                                          AM INTERNATIONAL, INC.
                EXHIBIT B

                Selected Information on Precedent Acquisitions

Date Announced/
Date Effective                               Acquirer
----------------------------------------     -------------------------------------------------
Supply Distribution Transactions
----------------------------------------
                      01/09/95 04/05/95      Associated Stationers, Inc. (Wingate Partners)
                      01/13/95 03/02/95      Corporate Express Inc.
                      04/18/94 04/29/94      Boise Cascade Corp
                      01/24/94 03/05/94      Staples Inc
                      07/13/93 09/14/93      Office Depot Inc.
                      11/20/92 11/20/92      Eastman Acquisition Corp
                      03/25/92 06/30/92      OfficeMax Inc. (K- Mart Corp)
                      06/01/92 06/24/92      United Stationers Inc
                      09/19/91 02/03/92      Associated Stationers Inc


   Target                                                      Business Description of Target
   -----------------------------------------------------       -------------------------------------------------------------------
   United Stationers Inc.                                      Wholesale office stationery, furniture, equipment, and computers
   Joyce International Inc - Office Products Division          Wholesale office supplies
   Reliable Corp-Mail Office Supply Business                   Wholesale office supplies
   National Office Supply Co. Inc.                             Wholesale office supplies via contract
   Eastman Office Products Corp (McCown de Leeuw & Co.)        Wholesale and Retail stationery supplies.
   Eastman Corp                                                Wholesale office equipment and supplies.
   OW Office Warehouse, Inc.                                   Wholesale office furniture, equipment, and supplies.
   SDC Distributing Corp.                                      Wholesale general line office supplies and furniture.
   Boise Cascade Corp.                                         Wholesale Products Distribution Business.


                                                                                   Enterprise Value/
                                                                         -------------------------------------
                                                               Enterprise   LTM            LTM          LTM
Business Description of Target                                 Value      Revenues         EBIT        EBITDA
---------------------------------------------                 -------------------------------------------------
                                                              475.7         0.32x          12.3x           7.9x
                                                               27.5         0.26x          10.5x           6.0x
                                                               70.0         0.45x           NA             NA
                                                              100.8         0.74x           NM             NM
                                                              225.4         0.72x          14.5x          10.7x
                                                              142.0         0.50x           7.0x           5.9x
                                                               91.7         0.57x           NM             NM
                                                               80.0         0.19x           4.7x           4.1x
                                                               90.0         0.23x           NA             NA
--------------------------------------------------------------------------------------------------------------
HIGH                                                                        0.74x          14.5x          10.7x
LOW                                                                         0.19x           4.7x           4.1x
MEDIAN                                                                      0.45x          10.5x           6.0x
MEAN                                                                        0.44x           9.8x           6.9x
HARMONIC MEAN                                                               0.35x           8.3x           6.2x




Date Announced/
Date Effective           Acquirer                      Target
------------------       --------------------------    ------------------------------------------------

 EQUIPMENT DISTRIBUTION SERVICE AND MANUFACTURING TRANSACTIONS
---------------------------------------------------------------
  9/9/96   Pending        Danka Business Systems       Eastman Kodak's Office Imaging Equipment Service Business
 5/31/96   5/31/96        Danka Business Systems       Leslie Supply Company, Inc.
  4/1/96    4/1/96        Oce Van Der Grinten          High performance printing division of Siemens Nixdorf Informationsysteme AG
10/25/95   11/1/95        Danka Business Systems       Infotec Europe B.V.
11/23/93   03/01/94       Corporate Express Inc.       Hanson Office Products (Hanson Industries/Hanson PLC)


                                                                         Enterprise Value/
                                                                     ---------------------------
                                                        Enterprise    LTM        LTM       LTM
Business Decsription of Target                          Value       Revenues     EBIT     EBITDA
--------------------------------------------------     -----------------------------------------
Services Office Imaging Equipment mfr by Kodak.        684.0          0.38x         NA       NA
Distributes and services photocopiers.                  83.5          1.52x         NA       NA
Markets a range of products and services to the
  high and very high performance printing market.      550.0          0.89x        11.4x     NA
European supplier of photocopiers and facsimile
  machines and related service, parts and supplies.    235.7          0.86x        11.9x     6.0x
Provides contract stationery and forms management
  services.                                            171.1          0.45x        13.1x     9.4x
------------------------------------------------------------------------------------------------
HIGH                                                                  1.52x        13.1x     9.4x
LOW                                                                   0.38x        11.4x     6.0x
MEDIAN                                                                0.86x        11.9x     7.7x
MEAN                                                                  0.82x        12.1x     7.7x
HARMONIC MEAN                                                         0.64x        12.1x     7.3x

                            AM INTERNATIONAL, INC.



Summary of Precedent Acquisitions Analysis


[BEAR STEARNS LOGO]                                                      Page 19

                                                          AM INTERNATIONAL, INC.


                EXHIBIT C


                Selected Information on Comparable Companies


[BEAR STEARNS LOGO]


COMPARABLE COMPANY ANALYSIS
($ in millions. All financials reflect latest twelve months' results unless otherwise indicated.)

                              AFP Imaging        Avery-     Danka Business      Oce Van Der       PrimeSource         Scitex
OPERATING STATISTICS             Corp.          Dennison      Systems            Grinten             Corp             Corp.
                                 -----          --------      -------            -------             ----             -----
Last Fiscal Year                 06/30/96         12/31/95     03/31/96          11/30/95           12/31/95         12/31/95
LTM                              06/30/96         06/29/96     06/30/96          03/31/96           06/30/96          6/30/96

Sales                              $36.5         $3,154.5      $1,393.2          $2,427.3             $353.2          $759.9
Three Year Net Sales CAGR           -1.5%             5.9%       52.1%             16.7%              31.0%            9.9%

FY 97 Sales                           NA          3,480.0 (1)   1,773.1 (2)       2,929.9 (3)           NA             757.4 (4)

Gross Profit                         12.2           968.6         555.9             964.6               62.1           309.0
Gross Margin                         33.3%           30.7%         39.9%             39.7%              17.6%           40.7%

EBITDA                                2.6           386.8         173.0             335.5               10.1             3.2
EBITDA Margin                         7.0%           12.3%         12.4%             13.8%               2.9%            0.4%

FY97 EBITDA                            NA           464.5 (1)     180.8 (2)         502.1 (3)             NA            74.0 (4)

EBIT                                  1.6           280.9         112.0             185.1                7.4           (41.7)
EBIT Margin                           4.4%            8.9%         8.0%              7.6%               2.1%           -5.5%

Net Income                             0.8          154.1         55.1                NA                2.5           (36.8)
Net Margin                             2.1%           4.9%         4.0%               NA                0.7%           -4.8%



OPERATING STATISTICS                                             Average
                                                                 -------
Last Fiscal Year
LTM

Sales
Three Year Net Sales CAGR                                         19.0%

FY 97 Sales

Gross Profit
Gross Margin                                                      33.6%

EBITDA
EBITDA Margin                                                      8.1%

FY97 EBITDA

EBIT
EBIT Margin                                                        4.3%

Net Income
Net Margin                                                         1.4%






















































                                    AFP Imaging       Avery-    Danka Business     Oce Van Der         PrimeSource      Scitex
VALUATION STATISTICS                   Corp.         Dennison      Systems           Grinten              Corp            Corp.
                                       -----         --------      -------           -------              ----            -----
Current Price as of
---- 24-Oct-96                         $1.38         $63.38         $40.50           $106.25              $6.50          $10.63
Shares Outstanding (millions)           7.08          52.45          56.49             16.32               6.53           42.81

Market Value of Equity                  $9.7       $3,323.9       $2,288.0          $1,734.2              $42.5          $454.9
Net Debt                                 7.3          511.1          363.9           1,289.2               26.3          (131.1)
                                       -----       --------       --------          --------              -----          ------
Total Enterprise Value                  17.1        3,835.0        2,651.9           3,023.4               68.7           323.8

Debt / Book Capitalization              45.9%          38.8%          47.0%             63.8%              35.9%            0.4%


Total Enterprise Value / Sales          0.47           1.22           1.90              1.25               0.19             0.43
Total Enterprise Value/ FY97 Sales        NA           1.10           1.50              1.03                 NA             0.43
Total Enterprise Value / EBITDA          6.6           9.9           15.3               9.0                 6.8            NM
Total Enterprise Value / FY97 EBITDA      NA           8.3           14.7               6.0                  NA              4.4
Total Enterprise Value / EBIT           10.7          13.7           23.7              16.3                 9.3            NM

EPS LTM                                 $0.08        $2.91          $1.03             NA                  $0.38          ($0.86)
EPS Calendar Year 1996                     NA        $3.15          $1.07             $5.04                  NA           $0.07
EPS Calendar Year 1997                     NA        $3.55          $1.60             $5.50                  NA           $0.66

P/E LTM                                  16.5         21.8           39.5             NA                  17.1               NM
P/E Calendar 1996                          NA         20.1           37.9              21.1                 NA               NM
P/E Calendar 1997                          NA         17.9           25.3              19.3                 NA              16.1

                                                                  Harmonic
VALUATION STATISTICS                                              Mean (5)
                                                                  --------
Current Price as of  ----   24-Oct-96
Shares Outstanding (millions)

Market Value of Equity
Net Debt

Total Enterprise Value

Debt / Book Capitalization                                         38.6%


Total Enterprise Value / Sales                                     0.51
Total Enterprise Value/ FY97 Sales                                 0.82
Total Enterprise Value / EBITDA                                    8.7
Total Enterprise Value / FY97 EBITDA                               6.9
Total Enterprise Value / EBIT                                     13.2

EPS LTM
EPS Calendar Year 1996
EPS Calendar Year 1997

P/E LTM                                                           21.0
P/E Calendar 1996                                                 24.3
P/E Calendar 1997                                                 19.1

----------------
Footnotes:
(1) Source: Merrill Lynch Research dated July 30, 1996.
(2) Source: Prudential Securities Research dated July 27,1996.
(3) Source: Merrill Lynch Research dated June 27,1996.
(4) Source: Prudential Securities Research dated August 9, 1996.
(5) Harmonic mean is the inverse of the average of the reciprocals. It is used to calculate an "average" of multiples. Debt to Book Capitalization is an arithmetic mean and not a harmonic mean.

                                AM Multigraphics
                         Survey of Comparable Companies
                                ($ in Millions)

                                 Operating Data




LTM Net Sales                                         LTM Gross Profit                              LTM EBITDA
Avery-Dennison                    $3,154.5            Avery-Dennison         $968.6                 Avery-Dennison          $386.8
Oce Van Der Grinten                2,427.3            Oce Van Der Grinten     964.6                 Oce Van Der Grinten      335.5
Danka Business Systems             1,393.2            Danka Business Systems  555.9                 Danka Business Systems   173.0
Scitex Corp.                         759.9            Scitex Corp.            309.0                 PrimeSource Corp.         10.1
PrimeSource Corp.                    353.2            PrimeSource Corp.        62.1                 Scitex Corp.               3.2
AFP Imaging Corp.                     36.5            AFP Imaging Corp.        12.2                 AFP Imaging Corp.          2.6


LTM EBIT                                              LTM Pretax Income                             LTM Net Income
Avery-Dennison                      $280.9            Avery-Dennison         $240.0                 Oce Van Der Grinten         NA
Oce Van Der Grinten                  185.1            Oce Van Der Grinten     115.7                 Avery-Dennison          $154.1
Danka Business Systems               112.0            Danka Business Systems   88.7                 Danka Business Systems    55.1
PrimeSource Corp.                      7.4            PrimeSource Corp.         5.2                 PrimeSource Corp.          2.5
AFP Imaging Corp.                      1.6            AFP Imaging Corp.         0.8                 AFP Imaging Corp.          0.8
Scitex Corp.                         (41.7)           Scitex Corp.            (36.8)                Scitex Corp.             (36.8)


3-Year Net Sales CAGR                                 LTM Gross Margin                              LTM EBITDA Margin

Danka Business Systems                52.1%           Scitex Corp.             40.7%                Oce Van Der Grinten       13.8%
PrimeSource Corp.                     31.0%           Danka Business System    39.9%                Danka Business Systems    12.4%
Oce Van Der Grinten                   16.7%           Oce Van Der Grinten      39.7%                Avery-Dennison            12.3%
Scitex Corp.                           9.9%           AFP Imaging Corp.        33.3%                AFP Imaging Corp.          7.0%
Avery-Dennison                         5.9%           Avery-Dennison           30.7%                PrimeSource Corp.          2.9%
AFP Imaging Corp.                     (1.5%)          PrimeSource Corp.        17.6%                Scitex Corp.               0.4%

Average                               19.0%           Average                  33.6%                Average                    8.1%


LTM EBIT Margin                                       LTM Pretax Margin                             LTM Net Margin

Avery-Dennison                         8.9%           Avery-Dennison            7.6%                Oce Van Der Grinten         NA
Danka Business Systems                 8.0%           Danka Business System     6.4%                Avery-Dennison             4.9%
Oce Van Der Grinten                    7.6%           Oce Van Der Grinten       4.8%                Danka Business Systems     4.0%
AFP Imaging Corp.                      4.4%           AFP Imaging Corp.         2.2%                AFP Imaging Corp.          2.1%
PrimeSource Corp.                      2.1%           PrimeSource Corp.         1.5%                PrimeSource Corp.          0.7%
Scitex Corp.                          (5.5%)          Scitex Corp.             (4.8%)               Scitex Corp.              (4.8%)

Average                                4.3%           Average                   2.9%                Average                    1.4%


LTM Return on Equity                                  LTM Return on Assets                         Total Debt / Total Capitalization

Oce Van Der Grinten                     NA            Avery-Dennison           14.3%               Oce Van Der Grinten       63.8%
Avery-Dennison                        18.9%           Danka Business System     9.5%               Danka Business Systems    47.0%
Danka Business Systems                11.9%           AFP Imaging Corp.         7.9%               AFP Imaging Corp.         45.9%
AFP Imaging Corp.                      8.2%           Oce Van Der Grinten       7.4%               Avery-Dennison            38.8%
PrimeSource Corp.                      5.3%           PrimeSource Corp.         6.3%               PrimeSource Corp.         35.9%
Scitex Corp.                          (5.3%)          Scitex Corp.             (4.1%)              Scitex Corp.               0.4%

Average                                7.8%           Average                   6.9%               Average                   38.6%

                                AM Multigraphics
                         Survey of Comparable Companies
                                ($ in Millions)

                                 Market Data

Market Value of Equity                              Enterprise Value
Avery-Dennison                    $3,323.9          Avery-Dennison             $3,835.0
Danka Business Systems             2,288.0          Oce Van Der Grinten         3,023.4
Oce Van Der Grinten                1,734.2          Danka Business Systems      2,651.9
Scitex Corp.                         454.9          Scitex Corp.                  323.8
PrimeSource Corp.                     42.5          PrimeSource Corp.              68.7
AFP Imaging Corp.                      9.7          AFP Imaging Corp.              17.1


Price / LTM Earnings Per Share                      Price / Current Calendar Year EPS        Current Price / Next Calendar Year EPS

Scitex Corp.                            NM          Scitex Corp.               NM            AFP Imaging Corp.           NA
Oce Van Der Grinten                     NA          AFP Imaging Corp.          NA            PrimeSource Corp.           NA
Danka Business Systems                39.5          PrimeSource Corp.          NA            Danka Business Systems    25.3
Avery-Dennison                        21.8          Danka Business Systems   37.9            Oce Van Der Grinten       19.3
PrimeSource Corp.                     17.1          Oce Van Der Grinten      21.1            Avery-Dennison            17.9
AFP Imaging Corp.                     16.5          Avery-Dennison           20.1            Scitex Corp.              16.1

Harmonic Mean                         21.0          Harmonic Mean            24.3            Harmonic Mean             19.1

Enterprise Value / LTM Revenue                      Enterprise Value / LTM EBITDA            Enterprise Value / LTM EBIT

Danka Business Systems                1.90          Scitex Corp.               NM            Scitex Corp.                NM
Oce Van Der Grinten                   1.25          Danka Business Systems   15.3            Danka Business Systems    23.7
Avery-Dennison                        1.22          Avery-Dennison            9.9            Oce Van Der Grinten       16.3
AFP Imaging Corp.                     0.47          Oce Van Der Grinten       9.0            Avery-Dennison            13.7
Scitex Corp.                          0.43          PrimeSource Corp.         6.8            AFP Imaging Corp.         10.7
PrimeSource Corp.                     0.19          AFP Imaging Corp.         6.6            PrimeSource Corp.          9.3

Harmonic Mean                         0.51          Harmonic Mean             8.7            Harmonic Mean             13.2

                                AM MULTIGRAPHICS
                         Survey of Comparable Companies
                                ($ in Millions)

                           AFP IMAGING CORP.          AVERY-DENNISON            DANKA BUSINESS SYSTEMS        OCE VAN DER GRINTEN
                           -----------------          --------------            ----------------------        -------------------
LATEST FISCAL YEAR END        30-Jun-96                  31-Dec-95                     31-Mar-96                    30-Nov-95
LATEST 12 MONTHS ENDED        30-Jun-96                  29-Jun-96                     30-Jun-96                    31-Mar-96
                              ---------                  ---------                     ---------                    ---------
                                   ANNUAL                        ANNUAL                        ANNUAL                      ANNUAL
NET SALES                          GROWTH                        GROWTH                        GROWTH                      GROWTH
                LFY-3      $38.3                     $2,622.9                        $352.7                     $1,528.6
                LFY-2       30.5   -20.3%             2,608.7    -0.5%                531.4    50.7%             1,366.7   -10.6%
                LFY-1       26.6   -12.8%             2,856.7     9.5%                802.2    51.0%             1,575.1    15.3%
                  LFY       36.5    37.4%             3,113.9     9.0%              1,240.3    54.6%             2,427.3    54.1%
                  LTM       36.5                      3,154.5                       1,393.2                      2,427.3

GROSS PROFIT                       % SALES                      % SALES                       % SALES                      % SALES
                LFY-2        9.5                       $818.1    31.4%               $213.8    40.2%              $608.1    44.5%
                LFY-1        9.2                        907.8    31.8%                323.9    40.4%               697.0    44.2%
                  LFY       12.2    33.3%               957.3    30.7%                496.6    40.0%               964.6    39.7%
                  LTM       12.2    33.3%               968.6    30.7%                555.9    39.9%               964.6    39.7%

EBITDA
                LFY-2        1.1                       $269.3    10.3%                $67.5    12.7%              $216.9    15.9%
                LFY-1        2.3                        311.3    10.9%                104.0    13.0%               244.7    15.5%
                  LFY        2.6     7.0%               370.0    11.9%                156.8    12.6%               335.5    13.8%
                  LTM        2.6     7.0%               386.8    12.3%                173.0    12.4%               335.5    13.8%

OPERATING INCOME
                LFY-2        0.2                       $175.4     6.7%                $47.9     9.0%               $85.8     6.3%
                LFY-1        1.5                        215.9     7.6%                 71.6     8.9%               105.8     6.7%
                  LFY        1.6     4.4%               267.5     8.6%                104.7     8.4%               185.1     7.6%
                  LTM        1.6     4.4%               280.9     8.9%                112.0     8.0%               185.1     7.6%

EBIT
                LFY-2        0.2                       $175.4     6.7%                $47.9     9.0%               $85.8     6.3%
                LFY-1        1.5                        215.9     7.6%                 71.6     8.9%               105.8     6.7%
                  LFY        1.6     4.4%               267.5     8.6%                104.7     8.4%               185.1     7.6%
                  LTM        1.6     4.4%               280.9     8.9%                112.0     8.0%               185.1     7.6%

PRETAX INCOME
                LFY-2       (0.8)                      $132.2     5.1%                $44.2     8.3%               $38.9     2.8%
                LFY-1        0.9                        172.9     6.1%                 63.8     8.0%                60.9     3.9%
                  LFY        0.8     2.2%               223.2     7.2%                 83.1     6.7%               115.7     4.8%
                  LTM        0.8     2.2%               240.0     7.6%                 88.7     6.4%               115.7     4.8%

NET INCOME
                LFY-2       (0.6)                       $83.3     3.2%                $26.5     5.0%               $32.2     2.4%
                LFY-1        0.9                        109.4     3.8%                 39.0     4.9%                50.4     3.2%
                  LFY        0.8     2.1%               142.7     4.6%                 51.6     4.2%                93.5     3.9%
                  LTM        0.8     2.1%               154.1     4.9%                 55.1     4.0%                  NA

                                   ANNUAL                        ANNUAL                        ANNUAL                       ANNUAL
EARNINGS PER SHARE                 GROWTH                        GROWTH                        GROWTH                       GROWTH
                LFY-2      ($0.11)                       $1.44                         $0.59                        $2.02
                LFY-1        0.13                         1.97    37.0%                 0.80    36.9%                3.12    54.2%
                  LFY        0.08                         2.68    36.1%                 1.00    25.0%                  NA
                  LTM        0.08                         2.91                          1.03                           NA
        Calendar 1996          NA                         3.15                          1.07                         5.04
        Calendar 1998          NA                         3.55    12.7%                 1.60    49.5%                5.50     9.1%
                                PRIMESOURCE CORP.            SCITEX CORP.
                                -----------------            ------------
LATEST FISCAL YEAR END             31-Dec-95                  31-Dec-95
LATEST 12 MONTHS ENDED             30-Jun-96                  30-Jun-96
                                   ---------                  ---------
                                         ANNUAL                       ANNUAL
NET SALES                                GROWTH                       GROWTH
                LFY-3           $158.7                       $549.7
                LFY-2            167.7     5.7%               622.8    13.3%
                LFY-1            238.2    42.0%               704.1    13.1%
                  LFY            357.1    49.9%               728.9     3.5%
                  LTM            353.2                        759.9

GROSS PROFIT                             % SALES                      % SALES
                LFY-2            $32.7    19.5%              $339.8    54.6%
                LFY-1             43.8    18.4%               368.0    52.3%
                  LFY             63.3    17.7%               319.6    43.8%
                  LTM             62.1    17.6%               309.0    40.7%

EBITDA
                LFY-2             $8.1     4.8%              $129.4    20.8%
                LFY-1              8.6     3.6%               116.1    16.5%
                  LFY              9.1     2.5%                 8.6     1.2%
                  LTM             10.1     2.9%                 3.2     0.4%

OPERATING INCOME
                LFY-2             $6.7     4.0%              $101.1    16.2%
                LFY-1              6.4     2.7%                78.8    11.2%
                  LFY              6.0     1.7%               (32.3)
                  LTM              6.9     1.9%               (36.0)

EBIT
                LFY-2             $6.9     4.1%              $101.5    16.3%
                LFY-1              6.9     2.9%                81.6    11.6%
                  LFY              6.4     1.8%               (34.8)
                  LTM              7.4     2.1%               (41.7)

PRETAX INCOME
                LFY-2             $6.4     3.8%              $106.2    17.1%
                LFY-1              5.7     2.4%                87.1    12.4%
                  LFY              4.2     1.2%               (24.9)
                  LTM              5.2     1.5%               (36.8)

NET INCOME
                LFY-2             $3.8     2.2%               $89.4    14.4%
                LFY-1              3.5     1.5%                70.2    10.0%
                  LFY              2.4     0.7%               (16.3)
                  LTM              2.5     0.7%               (36.8)

                                          ANNUAL                       ANNUAL
EARNINGS PER SHARE                        GROWTH                       GROWTH
                LFY-2             $0.92                        $2.10
                LFY-1              0.71   -22.4%                1.64   -21.8%
                  LFY              0.37   -48.7%               (0.38) -123.2%
                  LTM              0.38                        (0.86)
        Calendar 1996                NA                         0.07
        Calendar 1998                NA                         0.66   842.9%

                                AM Multigraphics
                         Survey of Comparable Companies
                                ($ in Millions)


                                           AFP Imaging Corp.             Avery-Dennison                 Danka Business Systems
                                         --------------------         --------------------            --------------------------
Latest Fiscal Year End                       30-Jun-96                      31-Dec-95                        31-Mar-96
Latest 12 Months Ended                       30-Jun-96                      29-Jun-96                        30-Jun-96

ASSETS
Current Assets
   Cash and Equivalents                        $3.1                            $5.1                            $44.8
   Accounts Receivable                          6.0                           451.7                            279.7
   Inventory                                    7.5                           230.4                            243.4
   Other Current Assets                         0.2                            97.2                             11.2
                                               ----                           -----                            -----
      Total Current Assets                    $16.8                          $784.4                           $579.1

Property, Plant & Equipment, net                1.3                           916.1                            131.0
Intangibles, net                                1.9                           121.3                            439.7
Other Assets, net                               0.2                           138.4                             32.2
                                                ---                           -----                             ----
      Total Assets                            $20.3                        $1,960.2                         $1,182.0

LIABILITIES                                            % Total                         % Total                           % Total
Current Liabilities:                                Capitalization                  Capitalization                    Capitalization
  Short-Term Debt (Incl. CPLTD)                $0.4      2.4%                $111.6       8.4%                 $29.1        3.3%
  Accounts Payable                              1.4                           147.8                            197.8
  Other Current Liabilities                     1.7                           329.2                             71.4
                                                ---                           -----                             ----
      Total Current Liabilities                $3.5                          $588.6                           $298.3

Long-Term Debt (Incl. Capital Leases)           7.5     43.5%                 404.6      30.4%                 379.5       43.6%
Deferred Taxes                                  0.0                           151.6                             42.8
Other Non-Current Liabilities                   0.0                             0.0                              0.0

Minority Interest                               0.0      0.0%                   0.0       0.0%                   0.0        0.0%
                                               ----                             ---                              ---
      Total Liabilities                       $10.9                        $1,144.8                           $720.6

SHAREHOLDERS' EQUITY
   Preferred Equity                            2.6      14.9%                   0.0       0.0%                   0.0        0.0%
   Common Equity                               6.8      39.2%                 815.4      61.2%                 461.3       53.0%
                                               ---                            -----                            -----
      Total Equity                             9.3      54.1%                 815.4      61.2%                 461.3       53.0%

Total Liabilities and Shareholders' Equity   $20.3                         $1,960.2                         $1,182.0

Total Book Capitalization                     17.2     100.0%               1,331.6     100.0%                 870.0      100.0%

Balance Sheet Ratio Analysis:
   Working Capital                           $13.4                           $195.8                           $280.8
   Net Working Capital                        10.7                            302.3                            265.2
   Current Ratio                              4.86  x                          1.33 x                           1.94 x
   Quick Ratio                                2.69                             0.94                             1.13
   Days of Sales in Receivables                 60                               52                               73
   Inventory Turnover                          3.2  x                           9.5 x                            3.4 x
   Debt/Equity Ratio                          0.85                             0.63                             0.89
   Debt/Capitalization Ratio                  0.46                             0.39                             0.47

   Return on Equity                            8.2%                            18.9%                            11.9%
   Return on Assets                            7.9%                            14.3%                             9.5%




                                        Oce Van Der Grinten               PrimeSource Corp.              Scitex Corp.
                                      -----------------------           --------------------         -------------------
Latest Fiscal Year End                     30-Nov-95                           31-Dec-95                   31-Dec-95
Latest 12 Months Ended                     31-Mar-96                           30-Jun-96                   30-Jun-96

ASSETS
Current Assets
   Cash and Equivalents                      $15.3                               $0.0                       $133.6
   Accounts Receivable                       665.1                               52.3                        302.2
   Inventory                                 349.2                               36.6                        186.2
   Other Current Assets                      279.6                                2.5                         40.6
                                             -----                                ---                         ----
      Total Current Assets                $1,309.3                              $91.4                       $662.6

Property, Plant & Equipment, net             924.1                                9.6                         98.8
Intangibles, net                             274.7                                4.7                         98.1
Other Assets, net                              0.0                                3.0                         22.9
                                               ---                                ---                         ----
      Total Assets                        $2,508.0                             $108.7                       $882.4

LIABILITIES                                             % Total                           % Total                      % Total
Current Liabilities:                                 Capitalization                    Capitalization                Capitalization
  Short-Term Debt (Incl. CPLTD)             $237.2        12.3%                  $1.2         1.7%            $2.5        0.4%
  Accounts Payable                           124.9                               23.6                         60.1
  Other Current Liabilities                  297.7                                6.9                        128.3
                                             -----                                ---                        -----
      Total Current Liabilities             $659.9                              $31.8                       $190.9

Long-Term Debt (Incl. Capital Leases)        990.0        51.5%                  25.1        34.3%             0.0        0.0%
Deferred Taxes                                50.3                                0.0                          0.0
Other Non-Current Liabilities                112.6                                5.0                          0.4

Minority Interest                              0.1         0.0%                   0.0         0.0%             0.0        0.0%
                                               ---                                ---                          ---
      Total Liabilities                   $1,813.0                              $61.9                       $191.3

SHAREHOLDERS' EQUITY
   Preferred Equity                           77.2         4.0%                   0.0         0.0%             0.0        0.0%
   Common Equity                             617.9        32.1%                  46.9        64.1%           691.1       99.6%
                                             -----                               ----                        -----
      Total Equity                           695.1        36.2%                  46.9        64.1%           691.1       99.6%

Total Liabilities and Shareholders' Equity $2,508.0                             $108.7                       $882.4

Total Book Capitalization                  1,922.4        100.0%                 73.1       100.0%           693.6      100.0%

Balance Sheet Ratio Analysis:
   Working Capital                          $649.4                              $59.6                       $471.7
   Net Working Capital                       871.3                               60.8                        340.6
   Current Ratio                              1.98 x                             2.88 x                       3.47 x
   Quick Ratio                                1.45                               1.72                         2.50
   Days of Sales in Receivables                100                                 54                          145
   Inventory Turnover                          4.2 x                              7.9 x                        2.4 x
   Debt / Equity Ratio                        1.77                               0.56                         0.00
   Debt / Capitalization Ratio                0.64                               0.36                         0.00

   Return on Equity                             NA                                5.3%                          NM
   Return on Assets                            7.4%                               6.3%                          NM


                                AM Multigraphics
                         Survey of Comparable Companies
                                ($ in Millions)

                                                         AFP Imaging Corp.           Avery-Dennison         Danka Business Systems
        LATEST FISCAL YEAR END                             30-JUN-96                     31-Dec-95                31-Mar-96
        LATEST 12 MONTHS ENDED                             30-JUN-96                     29-Jun-96                30-Jun-96
                                                        -------------------         -------------------      ---------------------
        MARKET INFORMATION
        Ticker  Symbol                                        AFPC                          AVY                     DANKY
        Historical Price Ranges                            Low       High               Low      High            Low     High
            LTM                                            0.875 -   2.250            44.000 -  63.750         22.250 - 51.875

        Current Price as of  ----   24-Oct-96                  $1.38                       $63.38                   $40.50
        Shares Outstanding (millions)                           7.078                       52.449                   56.493

        LTM EPS                                                 $0.08                       $2.91                    $1.03
        Calendar 1996 EPS                                          NA                        3.15                     1.07
        Calendar 1998 EPS                                          NA                        3.55                     1.60

        Calendar EPS Growth                                                                 12.7%                    49.5%

        Book Value Per Share                                    $1.32                      $15.55                    $8.17
        Tangible Net Worth Per Share                             1.05                       13.23                     0.38

        Current Share Price /
           LTM EPS                                               16.5                       21.8 x                   39.5 x
           Calendar 1996 EPS                                       NA                       20.1                     37.9
           Calendar 1998 EPS                                       NA                       17.9                     25.3

           Book Value Per Share                                  1.04                        4.08 x                   4.96 x
           Tangible Net Worth Per Share                          1.31                        4.79                   105.59

        Total Market Value of Common Equity                     $9.7                    $3,323.9                 $2,288.0
        Total Enterprise Value                                  17.1                     3,835.0                  2,651.9

        Enterprise Value /
           LTM Net Sales                                         0.47                        1.22 x                   1.90 x
           LTM EBITDA                                            6.65                        9.91                    15.33
           LTM EBIT                                             10.68                       13.65                    23.68

        2 Year Compound Growth Rates
           Net Sales                                             9.4%                        9.3%                    52.8%
           Operating Income                                    200.1%                       23.5%                    47.8%
           Net Income                                             NM                        30.9%                    39.7%
           Earnings Per Share                                     NM                        36.6%                    30.8%


                                                        Oce Van Der Grinten          PrimeSource Corp.           Scitex Corp.
        LATEST FISCAL YEAR END                               30-Nov-95                    31-Dec-95               31-Dec-95
        LATEST 12 MONTHS ENDED                               31-Mar-96                    30-Jun-96               30-Jun-96
                                                        --------------------         -------------------     ---------------------
        MARKET INFORMATION
        Ticker  Symbol                                         OCENY                         PSRC                    SCIXF
        Historical Price Ranges                            Low          High            Low       High         Low          High
            LTM                                           57.250  -   114.250           5.000 - 8.250            9.875  -  21.875

        Current Price as of  ----   24-Oct-96                   $106.25                      $6.50                      $10.63
        Shares Outstanding (millions)                             16.322                      6.531                      42.810

        LTM EPS                                                      NA                      $0.38                      ($0.86)
        Calendar 1996 EPS                                          5.04                         NA                        0.07
        Calendar 1998 EPS                                          5.50                         NA                        0.66

        Calendar EPS Growth                                        9.1%                                                 842.9%

        Book Value Per Share                                     $42.58                      $7.17                      $16.14
        Tangible Net Worth Per Share                              25.75                       6.45                       13.85

        Current Share Price /
           LTM EPS                                                   NA x                    17.1 x                        NM  x
           Calendar 1996 EPS                                      21.1                         NA                          NM
           Calendar 1998 EPS                                      19.3                         NA                        16.1

           Book Value Per Share                                    2.50 x                     0.91 x                      0.66 x
           Tangible Net Worth Per Share                            4.13                       1.01                        0.77

        Total Market Value of Common Equity                   $1,734.2                      $42.5                      $454.9
        Total Enterprise Value                                 3,023.4                       68.7                       323.8

        Enterprise Value /
           LTM Net Sales                                           1.25 x                     0.19 x                      0.43 x
           LTM EBITDA                                              9.01                       6.81                       99.93
           LTM EBIT                                               16.33                       9.27                         NM

        2 Year Compound Growth Rates
           Net Sales                                              33.3%                      45.9%                        8.2%
           Operating Income                                       46.8%                      -5.4%                         NM
           Net Income                                             70.4%                     -20.1%                         NM
          Earnings Per Share                                        NA                      -36.9%                         NM


                                                         1 INTERNATIONAL, INC.
                                                  Survey of Comparable Companies


GENERAL FOOTNOTES
        LTM:  Latest Twelve Months;  NA:  Not Available;  NM:  Not Meaningful
        EBITDA:  Earnings Before Interest, Taxes, Depreciation and Amortization
        EBIT:  Earnings Before Interest and Taxes
        Market Equity Value:  Closing Stock Price x Shares Outstanding
        Market Capitalization:  Market Equity Value + Preferred Equity + Total Debt - Cash & Cash Equivalents
        Book Value Per Share:  Total Equity / Shares Outstanding
        Tangible Book Value Per Share:  (Total Equity - Liquidation Value of Preferred Equity - Intangible Assets) / Shares
        Outstanding
        Source of EPS estimates:  October First Call Estimates

COMPANY FOOTNOTES

        AFP Imaging Corp       Fiscal Year Ended 6/30/96 excludes $0.06 million in non-recurring charges.
        AFPC                   Fiscal Year Ended 6/30/94 excludes $3.6 million in non-recurring charges.

        Avery-Dennison         Fiscal Year ended 12/31/95 excludes $1.5MM gain on divestitures and restructuring, tax effected
        AVY                    at 36%


       Danka Business Systems  FY 1996 excludes $8.5 MM restructuring charge.
       DANKY


      Oce Van Der Grinten      LTM and FY 1995 are pro forma 11/30/95 for the acquisition of Siemens Nixdorf Information systeme AG.
      OCENY                    Balance Sheet data is pro forma for the acquisition of Siemens Nixdorf Informationsysteme AG.
                               Balance Sheet Allocations per Bear Stearns estimate due to lack of individual account breakout.
                               Depreciation and Amortization and CapEx for the three months ended 2/29/95 and 2/29/96 based of historical percentage of sales due to lack of Company disclosure

       PrimeSource Corp.       Six Months ended 6/30/96 excludes $1.315 million in restructuring expense.
       PRSC                    Fiscal year ended 12/31/95 excludes $1.3 MM for restructuring, tax effected at 43%.
                               Fiscal year ended 12/31/93, excludes $0.609 MM provision for cost of spin-off.
                               Fiscal year ended 12/31/93, excludes cumulative effects on prior years of changes in accounting policies of $0.098 MM for income taxes and $1.208 MM for postretirement benefits other than pensions, net of taxes.

       Scitex Corp.            Fiscal year ended 12/31/95 excludes a $22.0 MM loss due to employee termination and reorganization
       SCIXF                   tax effected at 17%
                               Fiscal year ended 12/31/94 excludes a $7.8 million charge attributed to incomplete R&D tax effected at 17%.


        AM International, Inc.
        Survey of Comparable Companies



COMPANY BUSINESS DESCRIPTION

        AFP Imaging Corp.       AFP produces image-making equipment, including systems for hard-copy recording of diagnostic
        AFPC                    images, used in the graphic arts, markets industrial X-ray markets.

        Avery-Dennison          Avery-Dennison Corporation is a worldwide manufacturer of pressure-sensitive adhesives and
        AVY                     materials, office products, converted products and specialty chemicals.  The Company serves a broad consumer and industrial base, with major markets in office products, retail, industrial tapes, durable goods, apparel, food, transportation, health care and data processing.

        Danka Business Systems  Danka Business Systems PLC operates through its subsidiary, Danka Industries, Inc., which
        DANKY                   distributes and services office equipment, including copiers and facsimile machines. The machines are distributed throughout the United States. Another subsidiary, Copy Products, Inc., sells, leases, rents and services automated office equipment and related parts.

        Oce Van Der Grinten     Oce Van Der Grinten develops, produces and markets a variety of products and services for the
        OCENY                   presentation and reproduction of information on paper in both the Engineering Systems and the
                                Office Systems markets.

        PrimeSource Corp.       PrimeSource Corporation distributes graphic arts equipment and supplies to the printing and
        PRSC                    publishing industries. The Company operates 30 centers nationwide.


        Scitex Corp.            Scitex Corporation designs, develops, manufactures, markets and services interactive turnkey
        SCIXF                   computer imaging systems.  These systems are used primarily in the printing, publishing and graphic arts industries.